SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                _________________________________

                            FORM 8-K/A


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                        September 23, 1996


                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)

                          North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                  NationsBank Corporate Center
                    Charlotte, North Carolina
           (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       Registrant's telephone number, including area code)


The sole purpose of filing this amendment to the Form 8-K dated September 18, 1996 and accepted by the Securities and Exchange Commission on September 20, 1996 is to include Exhibit 5.1, the opinion of Smith Helms Mulliss & Moore, L.L.P., which was omitted from the original filing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.        DESCRIPTION OF EXHIBIT

               5.1       Opinion of Smith Helms Mulliss & Moore,
                         L.L.P., regarding legality of the Notes.



                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONSBANK CORPORATION

                                   By:  CHARLES M. BERGER
                                        Associate General Counsel

Dated:  September 23, 1996